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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 (July 5, 2001)
                                 Date of Report
                        (Date of earliest event reported)




                               UNIVERSAL MFG. CO.
                               ------------------
             (Exact name of registrant as specified in its charter)





        NEBRASKA                                              42-0733240
-----------------------------------------------------------------------------
(State of Incorporation)     (Commission file Number)       (IRS Employer
                                                          Identification No.)



                  405 DIAGONAL STREET, ALGONA, IOWA 50511-0190
                     (Address of Principal Executive Office)


                                 (515) 295-3557
                                 --------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.           OTHER EVENTS

         Information relating to recent actions by Ford Motor Company is set forth in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                                    EXHIBITS

         99.1     Press Release dated July 5, 2001 issued by Universal Mfg. Co.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         UNIVERSAL MFG. CO.



Date: July 5, 2001                                       /s/ Donald D. Heupel
                                                         ----------------------
                                                         President